Exhibit 10.6K

TENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of July 26, 2011, by and between SQUARE 1 BANK (the “Bank”) and THE ACTIVE NETWORK, INC. (the “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 30, 2008 (as amended from time to time, with related documents, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

Now, therefore, the parties agree as follows:

1)	The following defined term in Exhibit A to the Agreement is hereby amended and restated, as follows:

“Revolving Maturity Date” means August 14, 2011.

2)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment (except that, to the extent any representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct as of such earlier date).

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)	payment of a $1,000 Facility Fee, which may be debited from any of Borrower’s accounts;

c)	payment of all Bank Expenses, including Bank’s expenses for the documentation of this amendment and any related documents, which may be debited from any of Borrower’s accounts; and

d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE ACTIVE NETWORK, INC.		SQUARE 1 BANK

By:	/s/ Scott Mendel	By:	/s/ Zack Robbins
Name:	Scott Mendel	Name:	Zack Robbins
Title:	CFO	Title:	AVP

(Signature Page to Tenth Amendment to Loan and Security Agreement)